EXHIBIT 99.2

PREMIER ALLIANCE GROUP, INC.
INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS OF
MARCH 31 2010, AND THE THREE MONTHS ENDED MARCH 31, 2010 AND THE YEAR ENDED DECEMBER 31, 2009

The following unaudited pro-forma consolidated balance sheet, pro-forma income statements and the explanatory notes give effect to the asset purchase of Intronic Solution Group, LLC. by Premier Alliance Group, Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated income statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. These pro-forma consolidated balance sheet and pro-forma consolidated income statements have been prepared utilizing the historical financial statements of Premier Alliance Group, Inc., and. Intronic Solution Group, LLC. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated income statements have been prepared as if the asset purchase had been consummated on January 1, 2009 under the purchase method of accounting and carried through to March 31, 2010. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on March 31, 2010.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.

PREMIER ALLIANCE GROUP, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2010

ASSETS	Historical
	unaudited	unaudited		unaudited
	Premier Alliance	Intronic Solutions	adjustments	combined pro forma
CURRENT ASSETS:
Cash	$9,000.00	$195,904	$(195,904.00)	$9,000.00
Accounts receivable	1,428,714	140,955	(140,955)	1,428,714
Marketable securities	31,273	0		31,273
Deferred tax asset - current portion	24,000	0		24,000
Prepaid expenses and
other current assets	21,745	14,866	(14,866)	21,745

Total current assets	1,514,732	351,725	(351,725)	1,514,732

PROPERTY AND EQUIPMENT - at
cost less accumulated depreciation & fees	10,536	255,469	(235,469)	30,536

OTHER ASSETS:
Goodwill	1,450,578	0	913,000	2,363,578
Intangibles	75,600		67,000	142,600
Investment in equity-method investee	182,359	0		182,359
Investment in cost-method investee	100,000	0		100,000
Cash surrender value of officers'
life insurance	387,112	0		387,112
Deferred tax asset	50,000	0		50,000
Deposits and other assets	6,100	-	-	6,100

	2,251,749	-	980,000	3,231,749

	$3,777,017	$607,194	$392,806	$4,777,017

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Note payable	$385,000	$146,153	(146,153)	$385,000
Current portion of long-term debt	133,152	28,272	(28,272)	133,152
Accounts payable	359,915	264,846	(264,846)	359,915
Accrued expenses	508,264	-	-	508,264
Income taxes payable	7,903	-	-	7,903

Total current liabilities	1,394,234.00	439,271.00	(439,271.00)	1,394,234.00

LONG-TERM DEBT	$114,606	196,324.00	(196,324.00)	$114,606

COMMITMENTS AND CONTINGENCIES	-	-	-	-

STOCKHOLDERS' EQUITY:
Class A convertible preferred stock,
liquidation preference of $0.05 per share,
$.001 par value, 5,000,000 shares authorized,
95,613 shares issued and outstanding	96			96
Common stock, $.001 par value, 45,000,000
shares authorized, 7,332,379 shares
issued and outstanding	6,537	1,000	(205)	7,332
Additional paid-in capital	3,414,635	0	699,205	4,113,840
Accumulated deficit	(1,153,091)	(29,401)	29,401	(1,153,091)

	2,268,177	(28,401)	728,401	2,968,177

	$3,777,017	$607,194	$92,805	$4,477,017

PREMIER ALLIANCE GROUP, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2010

	Historical
	unaudited	unaudited		unaudited
	Premier Alliance	Intronic Solutions	adjustments	Combined Pro forma

NET REVENUES	$2,875,359	$1,374,058		$4,249,417

OPERATING EXPENSES:
Cost of revenues	2,276,733	961,781		3,238,514
Selling, general and administrative	611,393	330,087		941,480
Depreciation	1,191	2,906	1,444	5,541
	2,889,317	1,294,774	1,444	4,185,535

INCOME FROM OPERATIONS	(13,958)	79,284	(1,444)	63,882

OTHER INCOME (EXPENSE):
Interest expense, net	(2,287)	(21,038)	-	(23,325)
Goodwill impairment loss	-	-	-	-
Gain (Loss) on marketable securities	354	-	-	354
Officers' life insurance income	17,080	-	-	17,080
Equity in net loss of equity-method investee	(8,073)	-	-	(8,073)
Other income	2,475	-	-	2,475
	9,008	(21,038)	-	(12,030)
NET INCOME BEFORE INCOME TAXES	(4,950)	58,246	(1,444)	51,852
				-
INCOME TAX BENEFIT (EXPENSE)	10,998	-	(22,153)	(11,155)
NET INCOME (LOSS)	6,048	58,246	(23,597)	40,697
PREFERRED STOCK DIVIDEND	-	-	-	-
NET INCOME AVAILABLE FOR
COMMON STOCKHOLDERS	$6,048	$58,246	$(23,597)	$40,697
Net Income (loss) per share
basic	$0.00			$0.04
diluted	$-			$0.03
Weighted average number of shares,
basic	6,142,422		795,455	6,937,877
diluted	6,238,035	-	795,455	7,033,490

PREMIER ALLIANCE GROUP, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	Historical	Historical
	Premier Alliance	Intronic Solutions	adjustments	Combined Pro forma

NET REVENUES	$9,347,993	$3,779,521		$13,127,514

OPERATING EXPENSES:
Cost of revenues	6,926,166	2,646,151		9,572,317
Selling, general and administrative	2,117,122	1,169,787		3,286,909
Depreciation	9,699	11,058	6,342	27,099
	9,052,987	3,826,996	6,342	12,886,325

INCOME FROM OPERATIONS	295,006	(47,475)	(6,342.00)	241,189

OTHER INCOME (EXPENSE):
Interest expense, net	(12,232)	(64,590)		(76,822)
Goodwill impairment loss		-		-
Gain/(Loss) on marketable securities	12,522	-		12,522
Officers' life insurance income	76,274	-		76,274
Equity in net loss of equity-method investee	(9,607)	-		(9,607)
Other income	4,800	-	-	4,800
	71,757	(64,590)	-	7,167

NET INCOME BEFORE INCOME TAXES	366,763	(112,065)	(6,342)	248,356
				-
INCOME TAX BENEFIT (EXPENSE)	(115,175)	-	46,179	(68,996)
NET INCOME (LOSS)	251,588	(112,065)	39,837	179,360
PREFERRED STOCK DIVIDEND	-	-	-	-
NET INCOME AVAILABLE FOR
COMMON STOCKHOLDERS	$251,588	$(112,065)	$39,837	$179,360
Net Income (loss) per share
basic	$0.04			$0.03
diluted	$0.03			$0.02
Weighted average number of shares,
basic	5,926,438		795,455	6,721,893
diluted	6,487,184	-	795,455	7,272,639

Notes and assumptions to Pro-Forma Consolidated Financial Statements

Organization and basis of presentation:

The unaudited pro-forma consolidated balance sheet and consolidated income statements have been based on historical financial information, using accounting principles generally accepted in the United States of America, of Premier Alliance Group, Inc. and Intronic Solutions Group LLC. for the three months ended March 31, 2010 and the year ended December 31, 2009, considering the effects of the asset purchase of Intronic Solutions Group LLC. by Premier Alliance Group, Inc. was completed effective January 1, 2009 in the case of the pro-forma consolidated income statements, and effective April 01, 2010 in the case of the pro-forma consolidated balance sheet.

On April 30, 2010 Premier Alliance Group, Inc. purchased the specific assets of Intronic Solutions Group LLC. The assets purchased included fixed assets in the amount of $20,000, goodwill in the amount of $913,000, and intangibles in the amount of $67,000. All other assets and liabilities remained with the seller and have been backed out in the adjustment section.

Pro-Forma adjustments:

The intangibles acquired from the purchase of Intronic Solutions Group LLC. are being amortized for book purposes over a period of five years. Fixed assets purchased are being depreciated over five years. No impairment of Goodwill has occurred.

Intangibles consisted of Intronic Solutions Group LLC’s customer lists and was valued using the Discounted Cash Flow method, the value was determined to be $67,000.  Fixed assets were valued based on Fair Makret Value and were valued at $20,000.

Provision for income taxes has been provided for Intronic Solutions Group LLC. which assumes a corporate tax rate for year ended December 31, 2009 and three months ended March 31, 2010 respectively.

Stock Issuance: In consideration of the Purchased Assets, the Registrant paid to Intronic Solutions Group (a) the sum of $300,000 in cash at closing; and (b) issued to Intronic Solutions Group 795,455 shares of Registrant's common stock, equal to $700,000 based on the five-day average closing price of the common stock 5 days prior to the closing of $0.88, delivered within 10 days after Closing.